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EXHIBIT 10.8


                       CERTIFICATE THAT A PUBLIC COMPANY
                     IS ENTITLED TO DO BUSINESS AND BORROW

                                  No.3263565

I hereby certify that the provisions of section 117(l) of the Companies Act 1985 have been complied with in relation to

ALCOHOL SENSORS EUROPE PLC
and that the company is entitled to do business and borrow Given under my hand at Companies House, Cardiff the 21st October 1996






                                                          MR. F. A. JOSEPH
                                                          An Authorised Officer




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